LOGO: SCUDDER INVESTMENTS

Semiannual report to
policy holders for the six months
ended June 30, 2001

Semiannual report

For policy holders of Scudder Destinations SM Life

The Alger American Fund
Credit Suisse Warburg Pincus Trust
Dreyfus Investment Portfolios
The Dreyfus Socially Responsible Growth Fund, Inc.
INVESCO VIF - Utilities Fund
Scudder Variable Series I
Scudder Variable Series II

This report must be preceded or accompanied by the current prospectus.

Scudder Destinations SM Life is a modified single premium variable universal life insurance policy (under policy form series L-8387 & L-8388), issued by Kemper Investors Life Insurance Company, Long Grove, IL. Securities are distributed by Investors Brokerage Services, Inc., located at 1600 McConnor Parkway, Schaumburg, IL 60196. Scudder Destinations SM Life may not be available in all states. The policy contains limitations. Policy forms may vary per state. Certain features may be subject to state variation.

Because additional premium is permitted under the policy or may be required to continue coverage in-force, some states do not consider Scudder Destinations SM Life to be a single premium variable universal life insurance policy. The policies are not deposits or obligations of, or guaranteed or endorsed by, any bank or other financial institution. The policies are neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The policy involves investment risk, including the possible loss of principal.

Investment Managers:

Fred Alger Management, Inc.	INVESCO Funds Group, Inc.
1 World Trade Center	7800 East Union Avenue
Suite 9333	Denver, CO 80217
New York, NY 10048
Tel (800) 992-3683	Zurich Scudder Investments, Inc.
222 South Riverside Plaza
Credit Suisse Asset Management, LLC	Chicago, IL 60606
P.O. Box 9030	Tel (800) 778-1482
Boston, MA 02205-9030
Tel (800) 222-8977

The Dreyfus Family of Funds
149 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144
Tel (800) 554-4611

LOGO: RECYCLED PAPER	Printed in the U.S.A.	SPVL-3 (8/31/01) 13445

LOGO: ZURICH LIFE

1600 McConnor Parkway
Schaumburg, IL 60196-6801